UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 23, 2025
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure

On September 23, 2025, Evolent Health, Inc. (the “Company”) reaffirmed its guidance for Revenue and Adjusted EBITDA for the three months ending September 30, 2025 of between $460 and $480 million, and $34 and $42 million, respectively. The Company also reaffirmed its guidance for Revenue and Adjusted EBITDA for the full year 2025 of $1.85 and $1.88 billion and $140 and $165 million, respectively, excluding the impact of the divestiture of ECP Holding Company, which is anticipated to be completed by the end of calendar year 2025 (as described in Item 8.01 below). The Company will provide updated guidance following the close of the transaction.

The Company does not believe it can meaningfully reconcile guidance for non-GAAP Adjusted EBITDA to net income (loss) attributable to common shareholders of Evolent Health, Inc. because the Company cannot provide guidance for the more significant reconciling items between net income (loss) attributable to common shareholders of Evolent Health, Inc. and Adjusted EBITDA without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, and as a result from changes to our business due to transactions and other events. Such items may, from time to time, include loss on repayment/extinguishment of debt; gain (loss) from equity method investees, loss on option exercise, change in fair value of contingent consideration, change in tax receivable agreement liability, other income (expense), gain (loss) on disposal of non-strategic assets, right-of-use asset impairments, losses on lease terminations, repositioning costs, stock-based compensation expense, severance costs, dividends and accretion on Series A Preferred Stock and transaction-related costs. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains (losses) or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

In addition, on September 23, 2025, the Company issued a press release relating to items contained in this Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

None of the information furnished in Item 7.01 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01    Other Events

On September 23, 2025, Evolent Health LLC, a Delaware limited liability company (“Evolent Health”) and wholly owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Privia Management Company, LLC, a Delaware limited liability company (“Buyer”), pursuant to which Buyer will purchase all of the outstanding shares of capital stock of Evolent Care Partners Holding Company, Inc, a Delaware corporation and wholly owned subsidiary of Evolent Health (“ECP Holding Company”), and indirectly acquire the wholly owned subsidiaries of ECP Holding Company, for a purchase price of $100 million, subject to customary closing purchase price adjustments, and a contingent payment of up to $13 million, subject to the achievement of certain metrics following the closing.

The consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions, including receipt of required state governmental approvals. The Company anticipates the transactions contemplated by the Purchase Agreement will close in the fourth quarter of 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”), including, but not limited to, statements regarding the Company’s full year and third quarter 2025 guidance, consummation of the transactions contemplated by the

Purchase Agreement. A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These risks and uncertainties are discussed under the headings “Forward-Looking Statements-Cautionary Language,” and “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, the Company does not have any intention or obligation to publicly update or revise any forward-looking statements, whether to reflect any future events or circumstances or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 23, 2025.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary

Date: September 23, 2025